Exhibit 10.15

WRITTEN CONSENT OF
THE BOARD OF
DIRECTORS OF MCTC
HOLDINGS, INC.

The undersigned, being members of the Board of Directors of MCTC Holdings, a Delaware corporation (the “Corporation”), hereby waive all requirements as to notice of meeting and hereby consent and agree to the adoption of the resolutions set forth below in lieu of taking such action at a meeting, pursuant to 141(f) of the Delaware General Corporation Law (“DGCL”) and Article IV, Section (c) and Section (g) of the Corporation’s Bylaws taking the following actions by unanimous written consent to be effective as of the 31st day of January 2020.

WHEREAS, The Company and its Board of Directors are taking several actions to further improve the management team of the Company, its Board of Directors, and its strategic planning and operational capacity.

NOW, THEREFORE BE IT RESOLVED:

I - The Company, with its approval and consent from its Board of Directors, enters into an acquisition agreement with Lelantos where MCTC acquires all outstanding shares and all intellectual property of Lelantos, as outlined in the executed documents titled Acquisition Agreement.

II- The Company, with its approval and consent from its Board of Directors, issues as valuable consideration for the Acquisition Agreement, Seller’s Notes in the amounts of $225,000, $225,000 and $50,000., totaling $500,000.

III - The Company, with its approval and consent from its Board of Directors enters into Independent Consulting Agreement, dated January 31, 2020, with New Horizons Laboratory Services, Inc., under the terms outlined in the agreement.

IV - The Company, with its approval and consent from its Board of Directors, issues as valuable consideration for the Independent Consulting Agreement with New Horizons Laboratory Services, Inc., a Long Team Compensation Note in the amount of $100,000.

V - The Company, with its approval and consent from its Board of Directors, modifies the Directors Agreement with Director Manolos deleting the provision providing for monthly compensation of $7,500.

VI - The Company, with its approval and consent from its Board of Directors, modifies the Directors Agreement with Director Nguyen deleting the provision providing for monthly compensation of $7,500.

VII - The Company, with its approval and consent from its Board of Directors, reaches a settlement with Director Manolos cancelling $53,767.74 of accumulated compensation as of January 31, 2020 in exchange for 309,010 common shares of the Company.

VIII - The Company, with its approval and consent from its Board of Directors, reaches a settlement with Director Nguyen cancelling $53,767.74 of accumulated compensation in exchange for 309,010 common shares of the Company.

IX - The Company, with its approval and consent from its Board of Directors, authorizes the issue of 309,010 common shares of the Company to Director Manolos.

X - The Company, with its approval and consent from its Board of Directors, authorizes the issue of 309,010 common shares of the Company to Director Nguyen.

XI – The Company, with its approval and consent from its Board of Directors, reaches a settlement with Director Hymers cancelling $53,767.74 of accumulated compensation as of January 31, 2020 in exchange for a convertible note in the Company, under the terms outlined in the note issued by the Company.

FURTHER RESOLVED, That any and all actions heretofore taken by the officer of the Corporation within the terms of the foregoing resolutions are hereby ratified, approved and confirmed, and declared to be the valid and binding acts and deeds of the Corporation; and

FURTHER RESOLVED, That the officer(s) of the Corporation be hereby authorized, directed and empowered to do all such other acts and things and to execute and deliver all such certificates or other documents and to take such other actions as he deems necessary or desirable to carry out the purposes and intents of the above resolutions.

IN WITNESS WHEREOF, the undersigned members of the Board of Directors have executed this instrument effective as of the date first written above.

[Signature Page Follows]

[Signature Page of the Written Action of the Board of Directors of MCTC Holdings, Inc.]

Effective as of this date: Jan 31, 2019

DIRECTORS

/s/ Robert L. Hymers, III
Robert L. Hymers, III

/s/ Edward Manolos
Edward Manolos

/s/ Dan Nguyen
Dan Nguyen

/s/ Arman Tabatabei
Arman Tabatabei